                                                FILED PURSUANT TO RULE 424(b)(3)
                                                      Registration No. 333-35696

PROSPECTUS SUPPLEMENT
(To Prospectus dated May 11, 2000)

                                4,185,998 SHARES

                        BINDVIEW DEVELOPMENT CORPORATION

                                  COMMON STOCK

    This document supplements the prospectus dated May 11, 2000, relating to the common stock. This prospectus supplement is incorporated by reference into the prospectus. The information in this prospectus supplement replaces and supersedes the information set forth under the heading "Selling Shareholders" in the prospectus dated May 11, 2000 and the prospectus supplement dated November 17, 2000.

    THIS PROSPECTUS SUPPLEMENT DOES NOT REPRESENT A NEW ISSUE OF COMMON STOCK. All of the shares covered by this prospectus supplement were covered in the original prospectus dated May 11, 2000. Some of those shares are now held by other persons/entities. This prospectus supplement is being filed to add the names of those other persons/entities to the prospectus as potential selling shareholders, so that they too can sell under the registration if desired.

    The date of this prospectus supplement is February 13, 2001.

                              SELLING SHAREHOLDERS

    All of the shares of common stock offered by this prospectus were issued in connection with our acquisition of Entevo Corporation, except for the 5,164 shares registered for sale by Imperial Bancorp, which shares are issuable on exercise of a warrant originally exercisable for shares of Entevo that we assumed in connection with that acquisition. We acquired Entevo on February 9, 2000, in a transaction accounted for as a pooling of interests. In connection with that acquisition, we undertook the obligation to file the registration statement of which this prospectus forms a part.

    The following table shows the names of the selling shareholders and the number of shares of our common stock that they may offer and sell under this prospectus. All of the selling shareholders were shareholders of Entevo before our acquisition of Entevo. The beneficial ownership shown below includes an aggregate of 413,960 shares of our common stock held in an escrow account. We may assert claims against this account until February 8, 2001 for matters related to the acquisition. Solely for purposes of this table, we have assumed that all of the shares of common stock held by the selling shareholders will be sold, and that the selling shareholders will not hold any shares after this offering. We do not know that to be the case and cannot predict how many of the shares of our stock held by the selling shareholders will actually be sold.

SELLING SHAREHOLDER                                                             SHARES
-------------------                                                             ------
250 Venture Capital Associates, III                                                 2,544
Abbott Capital Management LLC FBO Abbott Capital Private Equity Fund LP             1,219
Abbott Capital Management LLC FBO Board of Pensions Commissioners of the
     City of Los Angeles                                                            4,875
Abbott Capital Management LLC FBO Carleton College by Abbott Capital
     Mgmt.                                                                          1,219
Abbott Capital Management LLC FBO Guayacan Fund of Funds, LLC                       3,658
Abbott Capital Management LLC FBO Retirement Annuity Plan for Employees
     of Army & Airforce Exchange Service Trust                                      1,219
Abbott Capital Management LLC FBO Utah State Retirement Systems                    12,189
Abbott Capital Private Equity Fund, L.P.                                            1,076
Abhay, Havaldar                                                                     6,331
Abhyankar, Anand                                                                      162
Abingworth Management Ltd.                                                            267
Adair's Trust u/a 11/15/96, Amy Liebno Newhall, Frank A. Bonsal, C. Van
     Leuven Stewart, Trustees                                                       1,019
Adams, Jr., Richard L.                                                              1,076
Agee, Catherine                                                                     2,230
AJ Trusts Partnership                                                                 215
ALCYON SA                                                                           2,151
Alex Brown Investments Incorporated                                                 5,683
Allen, Nancy C. Revocable Trust                                                       790
Allen, Robert H. Revocable Trust                                                      790
Allianz Private Equity GMBH                                                           753
Alsop VII, Joseph W.                                                                  108
Alsop, Alexandra R.                                                                   108
Alsop, Elizabeth W.                                                                   108
Alsop, Joseph W.                                                                      430
Ambach, Harriette IRA Contributory                                                    316
Ambach, Neil IRA Rollover                                                           1,027
Ambach, Neil Roth IRA                                                                 553
Ambassador Mark Palmer                                                              2,842
Amcor, LLC                                                                            237
Amdahl, Gene M.                                                                       134
Anderson, Robert                                                                    1,580
Andrew J. Poffel, Pinacle Investments                                                 237
Argyropoulos Investors G.P.                                                           430
Ashton's Trust u/a 11/15/96, Amy Liebno Newhall, Frank A. Bonsal, C. Van
     Leuven Stewart, Trustees                                                       1,019
Askin, David T.                                                                       237
Asset Management Partners                                                           8,526
Axelrod, Robert                                                                       948
Bandel L. & Donna L. Carano 1991 Irrev. Trust U.T.A. July 23, 1991 William
     Lawrence, Trustee                                                              2,822
Bandel L. Carano & Donna Carano TTEES of the Carano Family Trust DTD
     9/23/91                                                                        6,485
Barris, Peter J.                                                                    6,167
Baskin, Herbert                                                                     1,542
Bayview Investors, Ltd.                                                             2,899
Becker, Douglas                                                                       395
Becker, Douglas Irrevocable Grantor Trust                                             395
Becker, Eric D. GST Exempt Family Irrevocable Trust                                   790
Bernard M. Kramer, M.D. Inc. Profit Sharing Plan                                      215
Bessemer Trust Company as Trustee FBO Old Westbury Venture Capital Fund
     LLC                                                                           18,282
BIA Venture Investors                                                               2,544

SELLING SHAREHOLDER                                                             SHARES
-------------------                                                             ------
Biddle III, A.G.W.                                                                 28,698
Binford, Joy E.                                                                     2,581
Binger, Benjamen                                                                      316
Board of Pensions Commissioners of the City of Los Angeles, by Abbott Capital
     Management, L.P., as Investment Advisor                                        4,302
Board of Trustees of Whitman College                                                1,076
Boltansky, Larry                                                                      236
Boltansky, Samuel                                                                     158
Bonsal, Jr., Frank A.                                                              27,109
Boston Safe Deposit & Trust Co. as Trustee for ERIP of Minnesota Mining and
     Manufacturing Company                                                         18,282
Boston Safe Deposit & Trust Company as Trustee for SBC Master Pension
     Trust, by Crossroads Investment Co., L.P.                                      5,378
Boulder Ventures III Annex, L.P.                                                    1,694
Boulder Ventures III L.P.                                                          27,842
Brinkley, Dana                                                                        158
Brinson Partnership Fund, L.P. - 1996 Fund                                            538
Brinson Trust Company as Trustee of The Brinson Partnership Fund Trust -
     1996 Fund                                                                      1,304
Brinson Trust Company as Trustee of the Brinson Partnership Fund Trust - 1997
     Primary Fund DTD 11/1/95                                                       3,107
Brooks Road LLLP                                                                      790
Brown, Jr., Louis M.                                                                1,271
Brown, Walter F.                                                                    1,271
Brownstein, Neill                                                                   6,030
Brueck, Robert L.                                                                   1,271
Calabrese, Michael                                                                  1,137
California State Teachers' Retirement System                                       43,020
Cambridge NBV Investment LLC c/o Frank Trumbower                                    2,976
Campbell, James                                                                     1,580
Campbell, Janice                                                                    1,580
Capital Recovery Investments II Trust, Kleinwort Benson (Jersey) Limited,           4,263
     Trustee
Carano, Bandel L.                                                                   3,110
Caravan Trust                                                                       2,151
Carleton College, by Abbott Capital Management, L.P. as Investment Manager          1,076
Carman, Carl                                                                          349
Caruthers Family LLC                                                                3,160
Caruthers, Marv                                                                        33
Cashman, Edmund                                                                       316
Cassidy, Michele A.                                                                   708
Chancellor LGT Partnership Fund, L.P.                                               5,378
Chancellor LGT Partnership Fund, L.P. C/O Invesco Private Capital, Inc.             3,656
Chapman, John Haven                                                                 1,137
Charpentier, Pierre                                                                   504
Chaudhary, Amit                                                                       282
Cheyne Walk Trust; DTD 12/22/88 Pierson Investments TTEE                            6,094
Church Pension Fund                                                                12,189
Ciabatoni, Linda                                                                   20,872
Claman, Alan                                                                          948
Claman, David                                                                         316
Claman, Ron                                                                         1,580
Cole Whieldon McConnell Trust, Ronald H. Kase, Trustee, uta dated 3/23/95             890
Commonwealth of Pennsylvania State Employees' Retirement System                    32,265
Cook, Robert E.                                                                     2,273
Cordish Private Ventures, LLC                                                       1,580

SELLING SHAREHOLDER                                                             SHARES
-------------------                                                             ------
Cornish & Carey Commercial Ventures, LLC                                              941
Cree & Jennifer Edwards Family Trust dated 10/19/99                                   853
Crutchfield Properties LTD c/o John H. Crutchfield                                  1,705
Culver, Donald                                                                      1,580
Curley, Jr., John F.                                                                1,137
Curtis III, Guy H.                                                                  1,271
Cypress Equity Fund Group Trust, by Abbott Capital Management, L.P. as
     Investment Manager                                                               909
Cypress Equity Fund Ltd., by Abbott Capital Management, L.P., as Investment
     Manager                                                                        1,242
Dalal, Yogen K.                                                                       853
Dancyn Partners                                                                     2,558
David T. Askin, Trustee for the Amalie Greif Trust FBO David L. Greif                 237
DB Alex Brown LLC Cust. FBO, James Stephen Matheny R-IRA                              158
DB Alex. Brown                                                                     13,514
Detmer, Thomas and Marguerite H.                                                    1,580
Donald G. McNeely Revocable Trust dated 3/12/92 as amended                          4,263
Dorman, Nancy L.                                                                    2,847
Douglas E. Humphrey & Lisa MM Losito Jt Ten                                         5,683
Dragoo & Co.                                                                          645
Draper International India L.P.                                                    36,234
Draper, Polly C.                                                                   17,053
Dresdner Kleinwort Benson Portfolio Holdings LLC                                      323
Durham, Brenton                                                                       790
Edwards, Paul C.                                                                    1,705
EFG Trust II DTD 12/21/93 Edward M. Glassmeyer as TTEE                              1,877
EFG Trust II DTD 12/21/93 Edward M. Glassmeyer TTEE                                   609
Emory University                                                                   12,189
Endowment Venture Partners III LP                                                  24,376
Englebrecht, Marcy                                                                  4,740
English, Phil                                                                       1,137
Ernest R. Freeman & June Moser Freeman Joint Living Trust                           1,137
Estate of Thomas E. Winter                                                            151
Ewing Marion Kauffman Foundation                                                   24,055
Faherty Property Co Ltd. c/o Michael E. Faherty                                     3,513
Faherty, Michael                                                                    2,412
Falcon Technology Partners L.P.                                                     3,160
Farkas, Bernard                                                                     1,271
FBR Technology Venture Partners L.P.                                              243,712
Feinblum, Barnet                                                                      474
Fidler, Josh                                                                        3,160
Fidler, Josh E.                                                                       503
Finn, Steve                                                                         1,580
Ford, Harry                                                                           158
Fox Venture Partners, L.P.                                                          8,532
Fredric W. & Stephanie Harman TTEES of the Harman Family Trust DTD
     7/26/96                                                                       12,417
Fredrick, Stephen M.                                                                  568
Freedman, Earl L.                                                                     316
Friedler, Stanley                                                                   1,264
Friedman, Howard                                                                    1,264
Friedman, Karl                                                                        948
Gallagher, Gerald R.                                                               12,417
GAP Coinvestment Partners, L.P.                                                     2,377
Gartner, Gideon I.                                                                  3,513

SELLING SHAREHOLDER                                                             SHARES
-------------------                                                             ------
General Atlantic Partners 27, L.P.                                                 14,677
Gerald E. Chalmers, American Express TBS                                              237
Getter, Keith                                                                         158
G-G-G Profit Sharing Plan                                                             158
Ghiselli, James                                                                        79
Glassmeyer, Edward F.                                                              10,540
Goel Family Partnership                                                             4,263
Goldman Grandchildren 1986 Trust                                                      538
Golieb Family Partnership, The                                                        316
Golieb, Marianne K.                                                                   158
Gonzalez, Joaquin J.                                                                1,271
Goodman, Harvey M.                                                                    158
Goot, Stephen                                                                         790
Grandhaven LLC                                                                      7,900
Greenberg, Barry                                                                       40
Greenfield Family Limited Partnership c/o Stewart H. Greenfield                     1,137
Greenfield, Stewart H.                                                              1,839
Gregor G. Peterson and Dion Z. Peterson, Trustees of the Gregor G. Peterson         1,705
     Trust U/A dated 5/4/73
Grizzly King, LLC                                                                   2,273
Guayacan Fund of Funds, L.P. by Abbott Capital Management, L.P. as
     Investment Advisor                                                             3,226
Gupta, Umang P.                                                                     1,705
Gutterman Limited Partnership                                                       2,007
Halevi, Debra                                                                         158
Halle, James                                                                          158
HarbourVest Partners V-Parallel Partnership Fund L.P.                               1,536
HarbourVest Partners V-Partnership Fund L.P.                                        9,219
Harrison, Seth                                                                      2,177
HB-PGGH Fund II LP                                                                  4,875
Heiser, Jay G.                                                                        352
Hewitt, Thomas L.                                                                   1,421
Hexagon Investments LLC                                                             3,950
Himelfarb, Richard                                                                    316
Himelfarb, Richard J.                                                               1,137
Hirshfeld, William                                                                  2,212
Hirshhorn, Daniel                                                                     948
Hittman, Fred                                                                       3,410
Horsley Bridge Fund IV LP                                                          14,626
Hudda, Aasheema                                                                   162,798
Hudda, Amir                                                                       304,494
IBJ Strategic Investments USA, Inc.                                                 6,094
Iceship & Co. by State Street Bank & Trust Co. as trustee for the Brown &
     Williamson Tobacco Master Retirement Trust                                     1,076
Imperial Bancorp                                                                    5,164
Irrevocable Trust u/a Frank A. Bonsal, Jr., dated 2/23/93                           3,784
Israel Freedman Revocable Trust                                                       632
J.F. Shea Co., Inc.                                                                17,054
J.M. Bryan Family Trust                                                             2,132
Jacobson, Sanford                                                                     474
Jain, Leena                                                                           188
James S. Matheny, American Express TBS                                                158
JE Evans Trust FBO Gordon B. Pattee DTD 4/20/48; Dorothy Pattee as TTEE             1,219
Jeffrey & Kathryn Oster 1999 Family Trust                                             316
JF Shea Company, Inc.                                                               3,656
JMJ Trusts Partnership                                                                323

SELLING SHAREHOLDER                                                             SHARES
-------------------                                                             ------
John Lillard Family Limited Partnership, John S. Lillard, General                   4,263
John M. & Florence E. Bryan Trust UAD 8/19/91, John M. & Florence E. Bryan,         2,132
     Trustees
Jones, Andrew                                                                         474
Jones, Andy                                                                           502
Kaatz Family Limited Partnership II                                                   430
Kaplan, Theodore                                                                      158
Kase, Ronald H.                                                                     4,626
Kay, Michael                                                                          790
KELAM (BVI), LTD.                                                                     632
Kennedy Reed Partnership c/o Utility Partners Inc.                                  1,137
Khosla, Vinod                                                                       4,263
King, Debra E.                                                                         27
Kinsley, Robert                                                                     7,900
Kiran, Nadkarni                                                                     9,496
Klawans, Warren                                                                       316
Kramlich, C. Richard                                                                7,696
Krueger Family Partnership, L.P.                                                      758
Kulkarni, Shrirang                                                                     92
Labyrinth Enterprises LLC                                                           1,580
Lamont, Ann H.                                                                     12,417
Ledecky, Jonathan J.                                                                1,137
Leeway & Co.                                                                       10,826
Lefkoff, Joseph                                                                       474
Lefkoff, Kyle                                                                       1,292
Legacy Enterprises LLC                                                              2,370
Legg Mason Inc.                                                                       632
Leisure & Stone Pension Plan                                                          158
Lemle, Robert                                                                       1,580
LePere, Richard L.                                                                  1,271
Lerner, Mark                                                                        3,160
Limaye, Abhijit                                                                       312
Linehan, Charles M.                                                                 1,514
Linehan, Earl L.                                                                    3,978
Linfield, James                                                                       158
Logue, Kenneth F.                                                                   1,137
Lucent Technologies, Inc. Master Pension Trust                                     17,137
Macks, Lawrence                                                                     3,160
Macks, Lawrence M.                                                                    502
Macks, Martha                                                                       1,264
Macks, Morton J. Family Limited Partnership                                         3,160
Macks, Morty                                                                           33
Malloch, Theodore                                                                   3,618
Mann, Darlene K.                                                                       68
Mann, Susan                                                                            79
Marcus, Michael                                                                     3,160
Mario M. Morino Trust                                                               1,076
Mario Morino Trust                                                                  2,842
Marks, Arthur & Nancy Casey                                                         3,160
Marks, Arthur J.                                                                    4,945
Maryland Dept. of Business and Economic Dev.                                        4,740
Master Trust Pursuant to Hewlett Packard Deferred Profit Sharing Plan &
     Retirement Plan c/o Hewlett Packard                                            6,094
McConnell Twins Trust, Ronald H. Kase, Trustee, uta dated 11/11/93                    639
McConnell, Matt                                                                       790

SELLING SHAREHOLDER                                                             SHARES
-------------------                                                             ------
McIntyre, Marvin                                                                      316
Meehan, Edward                                                                        158
Mellon Bank, N.A., as Trustee for the Bell Atlantic Master Trust (North)           27,963
Mellon Bank, N.A., as Trustee for the Bell Atlantic Master Trust (South)            5,378
Mellon Ventures                                                                    23,699
Mellon Ventures II, L.P.                                                          254,420
Mercantile Safe Deposit & Trust Co. Trustee Donaldson Brown u/d 2b                  6,820
     Investment Trust
Mercantile Safe Deposit & Trust Co. Trustee Donaldson Brown u/w 6B                  2,842
     Investment Trust
Mercure, Merc                                                                          33
Mercure, R.C. and Nancy S., TIC                                                       632
Merifin Capital N.V.                                                                1,076
Merifio Capital, N.V.                                                               4,263
Merritt, Robert M./Susan M. Brooks, TIC                                               632
Meyer Memorial Trust                                                                2,151
Michael E. Herman Revocable Trust                                                     323
Michael P. Galvin Trustee of the Michael P. Galvin 1994 Trust                       3,513
Mid Atlantic Fund of Funds, LP                                                      1,580
MILAGRO DE LADERA, L.P., a California Limited Partnership                             538
M-L THREE, LLC                                                                      3,160
MM Ventures LLC                                                                     6,715
Moody, Francis                                                                        316
Moody, Gibbs R.                                                                     3,618
More, Eileen M.                                                                     4,418
More, Robert J.                                                                     1,328
More-Volpitta, Donna                                                                1,328
Morgan Stanley Dean Witter Cust. FBO William P. Dietrich - IRA                        316
Morgan, James                                                                       3,160
Morris, Peter T.                                                                    7,106
Moses Family Limited Partnership                                                    3,544
Moussetrap                                                                          6,704
Mower, Morton                                                                       3,160
MRM Fund #2                                                                           948
Muchnick Golieb & Golieb                                                              158
MWP Investment Partnership                                                          7,697
Narendra & Vinita Gupta Living Trust                                                8,526
Nassau Capital Fund LP                                                             12,189
NEA Presidents Fund                                                                 5,806
NEA Ventures 1998, L.P.                                                               646
Nehra, Paul C.                                                                        161
Nehra, Susan L.                                                                     2,651
Neill Brownstein & Linda Brownstein Jt Ten                                          6,355
New Enterprise Associates VII L.P.                                                 45,484
New Mexico State Investment Council Severance Tax Permanent Fund                    1,613
Newhall III, Charles W.                                                             3,869
Newhall, Adair                                                                        385
Newhall, Amy Liebno                                                                 1,019
Newhall, Ashton                                                                       385
North Investment Limited Partners                                                   1,580
Northern Trust as TTEE for the Pfizer Retirement Annuity Trust                     18,282
Northern Trust Co. as Custodian FBO Illinois Municipal Retirement Fund              6,094
Northern Trust Company as Trustee for the Illinois Municipal Retirement Fund,
     by Abbott Capital Management, L.P., as Investment Manager                      5,378
Nortrust Nominee Limited TTEE FBO Civil Aviation Authority Pension Scheme           6,094
Nortrust Nominees Limited, Custodian for the Civil Aviation Authority Pension
     Scheme                                                                         1,076

SELLING SHAREHOLDER                                                             SHARES
-------------------                                                             ------
Novak Biddle Venture Partners L.P.                                                 36,542
Novak, Edmund R. Jr.                                                                1,308
Novak, Jr., E. Rogers                                                              21,967
Novak, Jr., L. Rogers                                                               5,423
Oak Investment Partners VII, L.P.                                                  44,992
Oak VII Affiliates Fund, L.P.                                                      11,414
Ocampo Family Revocable Trust                                                         632
Opdendyk, Terry L.                                                                    151
Orange Lane L.L.C.                                                                  3,160
Oswald, Charles W.                                                                  2,976
Overseas Private Investment Corp.                                                  13,189
Ozeroff, Christopher                                                                  237
Page Mill Partners                                                                  8,526
Palmer, Joan                                                                          237
Palsule, Mahendra                                                                     292
Pantheon USA Fund II Limited                                                        6,094
Pappert, David P.                                                                   1,271
Paul Baran or Evelyn Baran, as trustee of the Paul and Evelyn Baran Trust
     Agreement of 23 May 1984                                                       1,076
Peieris, Brian                                                                      1,264
Peieris, Jeffrey                                                                    1,896
Pendray, John J.                                                                    1,137
Perrin, Patrick                                                                        79
Peyser, C. Alan                                                                     1,808
Picotte Family Private Fund, LLC                                                    2,151
Pisula, Joseph John                                                                 1,137
Pisula, Joseph T.                                                                   1,271
Plam, Mikhail and Olga                                                                316
Pomona College                                                                      4,875
Poor, Victor                                                                          237
Pratt Street Ventures IX, L.L.C.                                                    2,151
Pratt Street Ventures IX, Limited Partnership                                          75
Private Equity Holding (Cayman)                                                    23,699
Pryor Family L.P.                                                                   2,842
Quinn, Kevin G.                                                                     2,976
Raste, Sunil                                                                          122
Rathmann Family Foundation                                                          3,160
Readmond, Ronald W.                                                                 1,137
Rebecca Draper Living Trust                                                        17,053
Rector & Visitors of the University of Virginia                                     3,656
Regents of the University of Michigan                                               6,094
Reiman Charitable Foundation Inc.                                                   3,160
Rensselaer Polytechnic Institute                                                    6,094
Retirement Annuity Plan for Employees of the Army and Air Force Exchange
     Service Trust by Abbott Capital Management, L.P. as Investment Manager         1,076
Revocable Trust Agreement of Douglas G. & Irene E. DeVivo Dated 11/1/88             4,263
Rice, Raymond                                                                       6,030
Rice, Raymond D.                                                                    5,818
Rich, George                                                                        6,450
Rich, George S.                                                                     2,408
Riverside Realty Company                                                              395
Robert F. Kuhling, Jr. & Michelle Denise Wilcox, as Co-Trustees of the Kuhling
     Wilcox 1990 Trust dtd 6/1/90                                                     151
Roberts, William                                                                      158

SELLING SHAREHOLDER                                                             SHARES
-------------------                                                             ------
Robertson, Sanford G.                                                               8,526
Robin Donohoe, Trustee of the Robin Richards Donohoe Trust dated 1/30/96           14,893
Robinson, Marcia K. Annuity Trust                                                   1,580
Robinson, Richard L. Annuity Trust                                                  1,580
Rochlin, Herbert                                                                    2,370
Rooster Investment Company, L.L.C. c/o Lammot DuPont                                2,842
Rosen, Burton and Betty                                                               632
Rosenbloom, Anita                                                                      40
Rosenweld, Peter & Cynthia                                                            632
Roshko, Peter                                                                       1,450
Rowan, James                                                                          158
RSL Family Partnership, L.P.                                                        1,580
Ryan Harrison Kase Trust, u/a 9/10/96, Thomas C. McConnell, Trustee                   573
S1 Corporation                                                                     75,370
Sabelhaus, Robert                                                                     158
Sandell, Scott D.                                                                   1,924
Sanders, Eugene                                                                       712
SAP America, Inc.                                                                 275,366
Schlater, James M.                                                                    215
Schlessinger, Jeffrey                                                               2,412
Scott & Stringfellow Inc.                                                           8,525
Scott Morris Trust u/a 6/30/97, Mark W. Perry, Trustee                                591
Seigmeister, Carol                                                                    316
Seynhaeve, Denis A.                                                                 5,683
Shapiro, Isreal                                                                       790
Shawe, Earle                                                                        4,740
Shawe, Stephen                                                                      1,580
Sherman Fairchild Foundation                                                        3,656
Shields, John                                                                         316
SHL, Inc.                                                                           6,320
Shott Capital Management Venture FBO Northeastern University                        3,656
Sibel Family Limited Partnership, LLLP                                                790
Sidgmore, John.                                                                     1,076
Siegel, Herbert J.                                                                    237
Silicon Valley Bancshares                                                           3,474
Simpkins, Dan                                                                          79
SK Limited Partnership                                                              3,160
Skytop Associates                                                                     376
Slade, Inc.                                                                           948
Smartt, Robert & Mary Carole                                                        1,580
Smith, Esther T.                                                                    1,271
Smith, James                                                                          632
Smith, Louis                                                                          632
Smith, Michael L.                                                                     240
Snipes, Timothy                                                                     1,106
Snitman, David                                                                      3,160
Sollers Point Company                                                                 395
South Ferry #2, L.P.                                                                3,160
Spazante, William                                                                     237
Spector, Barry M.                                                                     316
St. Paul Fire & Marine Insurance Co.                                               56,832
Standish Ventures IV                                                                1,076
State Street Bank & Trust TTEE, FBO Brown & Williamson Master Retirement
     Trust                                                                          1,219
State Universities Retirement System                                                3,047
State Universities Retirement System, as directed by Brinson Partners, Inc.         1,076

SELLING SHAREHOLDER                                                             SHARES
-------------------                                                             ------
Steiner, Fred S.                                                                      316
Stephen Crocker & Beth Crocker Jt Ten                                               1,137
Stephens, Paul H.                                                                   8,526
Stewart J. O. Alsop Trust                                                             161
Stewart, Alexsander & Susan                                                           316
Sule, Manjiri                                                                         106
Swingyer Partners                                                                     274
Symphony NB Investment, LLC                                                        12,060
Symphony N-B Investment, LLC                                                        5,818
Tanner, Harold                                                                      2,212
Tanner, James                                                                         948
TBUG LLC c/o H. Thorne Gould-Murray Corp.                                           3,410
The 1996 Brinson Partnership Fund Offshore Series Company Ltd.                      1,465
The Board of Trustees of the Leland Stanford Junior University                      6,094
The Bunting Family II LLC                                                           2,151
The Chase Manhattan Bank as Custodian to the Brinson Partnership Fund - 1996
     Fund LP                                                                          541
The Chase Manhattan Bank as Trustee of the General Motors Corp. Master
     Trust-Hourly-Rated Employees Pension Plan, as directed by Brinson
     Partners, Inc.                                                                14,519
The Chase Manhattan Bank as Trustee of the General Motors Corp. Master
     Trust-Salaried Employees Non-Contributory Retirement Plan, as directed
     by Brinson Partners, Inc.                                                      1,613
The Chase Manhattan Bank as TTEE for Corning Inc. Master Trust; DTD 1/1/86          6,094
The Davidow Family Trust                                                            8,526
The Ford Foundation                                                                16,133
The Ford Foundation c/o Northern Trust Company                                      9,751
The Greenfield Family Limited Partnership                                           9,030
The James Irvine Foundation                                                         5,378
The Joshua Joseph Marks Trust, u/a 11/13/96, Joshua J. Marks, Trustee                 917
The Kathryn S. Nehra Trust, u/a 12/22/93, Charles Noel & Robin Wessels,
     Trustees                                                                       2,523
The Keet Family Trust c/o Ernest E. Keet                                            1,271
The Lauren M. Nehra Trust, u/a 12/22/93, Charles Noel & Robin Wessels,
     Trustees                                                                       2,523
The Melvin and Joan Lane Revocable Trust                                            4,263
The Michael Shannon Marks Trust, u/a 11/13/96, Joshua J. Marks, Trustee               917
The Northern Trust Company as Trustee for U.A. Local 467 Pension Trust              2,151
The Northern Trust Company as Trustee of The Vulcan Materials Company
     Master Pension Trust                                                           3,226
The Peter J. Barris Family Trust of 1996, u/a 11/14/96, Adrienne Barris &
     Jeffrey Radowich, Trustees                                                     1,529
The Rekhi Family Trust Dated 12/15/89, c/o Kanwal S. Rekhi and Ann K.               8,526
     Rekhi, Trustees
The Rutherford Group c/o Hugh M. Tietjen                                            1,271
The Samantha Ariel Marks Trust, u/a 11/13/96, Joshua J. Marks, Trustee                917
The Stewart Alsop II Revocable Trust dated 10/8/93, Stewart Alsop II, Trustee       2,498
The Sumitomo Bank, Limited, Cayman Branch                                           1,076
The Trustees of the Cheyne Walk Trust                                               8,066
The Trustees of The Ronald Family Trust B                                           2,689
The Zrno Family Living Trust                                                        4,397
Theodore S. Rappaport & Brenda M. Rappaport Jt Ten                                  1,137
Thomas, James Tierney                                                               1,705
Timothy Draper Living Trust                                                        17,053
TRIM TAB Venture LLC c/o DHP & Sons Inc.                                            1,137
Trisun Financial Group, LLC                                                         2,370
Trustee of Dartmouth College                                                        6,094
Trustee of the Ronald Family Trust B DTD 12/22/88, GFT Inc. TTEE                    3,047

SELLING SHAREHOLDER                                                             SHARES
-------------------                                                             ------
Trustees of Amherst College                                                         8,245
Trustees of Hamilton College                                                        2,438
Turner, Peter                                                                         119
Turner-McConnell Family Trust, Thomas C. McConnell and Latricia Ann
     Turner, Trustees uta 8/29/96                                                   6,168
Union Bank of Switzerland Capital LLC                                              34,099
University of Chicago                                                              12,189
University of Colorado Foundation                                                   9,480
University of Notre Dame Investment Office                                          8,532
University of Washington                                                            3,226
Utah Retirement Systems, by Abbott Capital Management, L.P., as Investment
     Manager                                                                       10,755
Van Bladel, Sigrid J.                                                               1,135
Van Camp, Robert W.                                                                   568
Van Dyck IV, Louis B.                                                                 757
Van Wagoner Capital Management                                                    433,994
Vanguard Atlantic Ltd. c/o Ernest E. Keet                                           1,137
Venture Bank @ PNC                                                                  6,715
Venture Capital/Private Equity Fund                                                 1,076
Virginia Lauren Kase Trust, u/a 9/10/96, Thomas C. McConnell, Trustee                 573
Virginia Retirement System                                                         27,963
Viswanath, Prashanth                                                              346,700
Voorhees Securities                                                                 5,683
Walker, Michael                                                                     6,179
Warburg Pincus Global Post Venture Capital Fund, Inc.                               1,076
Weidman, Marsha                                                                       316
Weinberg, Sara                                                                         79
Willard, Josiah                                                                     1,580
William & Flora Hewlett Foundation                                                  9,751
William C. Edwards Revocable Trust U/A 9/22/88                                      4,263
William H. Draper, III, Trustee of the William H. and Phyllis C. Draper            69,766
     Revocable Trust dated 12/23/98
William K. Bowes, Jr. Charitable Remainder Trust                                    8,526
William L. Edwards                                                                  1,705
Will's Wei Corporation                                                              6,320
Wood Associates                                                                     1,264
Woodbranch Associates                                                               1,264
Woodbrook MB Limited Partnership                                                    1,076
Wright, Peter A.                                                                    2,273
WS Investment Company                                                               3,618
Yaffe, Henry                                                                          237
Yaffe, Linda Steel                                                                    474
Yaffe, Seymour                                                                        474
Young, Dendy                                                                        6,355
Yu, Dajian                                                                            356
Zarou, Paul A.                                                                        566
Zeff, Kal                                                                           1,580
Zietz, Nora M.                                                                        418
Zisman Equities Group, L.P.                                                           538
                                                                                ---------
TOTAL                                                                           4,185,998



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